UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2025

Central Index Key Number of the issuing entity: 0002098810

BANK5 2025-5YR19

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000835271
JPMorgan Chase Bank, National Association
(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-282944-04	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01. Other Events.

On December 23, 2025 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to cause the issuance of the BANK5 2025-5YR19, Commercial Mortgage Pass-Through Certificates, Series 2025-5YR19 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of December 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC (“Trimont”), as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates (together with the REMIC regular interests issued pursuant to the Pooling and Servicing Agreement and collectively designated the “VRR Interest”) will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 35 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of December 9, 2025, between the Registrant and MSMCH; certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of December 9, 2025, between the Registrant and WFB; certain of the Mortgage Loans will be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of December 9, 2025, between the Registrant and BANA; and certain of the Mortgage Loans will be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of December 9, 2025, between the Registrant and JPMCB.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan will be governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Mall at Bay Plaza	Exhibit 4.2	Exhibit 99.5
205 East 42nd Street	Exhibit 4.3	Exhibit 99.6
Capital Storage Portfolio	Exhibit 4.2	Exhibit 99.7
International Plaza	Exhibit 4.4	Exhibit 99.8
Hilton Daytona Beach Oceanfront Resort	Exhibit 4.2	Exhibit 99.9
The Garden City Hotel	Exhibit 4.5	Exhibit 99.10
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Trimont has appointed Berkadia Commercial Mortgage LLC (“Berkadia”) as a primary servicer with respect to five (5) mortgage loans, representing approximately 20.2% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of December 1, 2025 and attached hereto as Exhibit 99.11, between Trimont, as master servicer, and Berkadia, as primary servicer, the terms of which agreement are described under “Transaction Parties—The Primary Servicer—Berkadia Primary Servicing Agreement” in the Prospectus.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, AmeriVet Securities, Inc. and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of December 9, 2025, between the Registrant, the Underwriters, as underwriters, and MSMCH, (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, AmeriVet Securities, Inc. and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of December 9, 2025, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, and (iii) the transfer of the VRR Interest by the Registrant to Morgan Stanley Bank, N.A., WFB, BANA and JPMCB (in such capacity, the “Retaining Parties”), pursuant to a VRR Interest Transfer Agreement, dated as of December 9, 2025, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates and the VRR Interest will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated December 10, 2025 and filed with the Securities and Exchange Commission on December 11, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-282944) was originally declared effective on January 3, 2025.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of December 9, 2025, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC, AmeriVet Securities, Inc. and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated as of December 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of December 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and a special servicer, CWCapital Asset Management LLC, as a special servicer, KeyBank National Association, as a special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and BellOak, LLC, as operating advisor and asset representations reviewer, relating to the WFCM 2025-5C7 securitization transaction, pursuant to which each of the Mall at Bay Plaza, Capital Storage Portfolio and Hilton Daytona Beach Oceanfront Resort Mortgage Loans is serviced.
4.3	Pooling and Servicing Agreement, dated as of December 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, K-Star Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, relating to the BANK5 2025-5YR18 securitization transaction, pursuant to which the 205 East 42nd Street Mortgage Loan is serviced.
4.4	Trust and Servicing Agreement, dated as of November 5, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor, relating to the INT 2025-PLAZA securitization transaction, pursuant to which the International Plaza Mortgage Loan is serviced.
4.5	Pooling and Servicing Agreement, dated as of November 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and BellOak, LLC, as operating advisor and asset representations reviewer, relating to the BBCMS 2025-5C38 securitization transaction, pursuant to which The Garden City Hotel Mortgage Loan is serviced.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 10, 2025.
99.1	Mortgage Loan Purchase Agreement, dated as of December 9, 2025, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated as of December 9, 2025, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of December 9, 2025, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
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99.4	Mortgage Loan Purchase Agreement, dated as of December 9, 2025, between Morgan Stanley Capital I Inc. and JPMorgan Chase Bank, National Association.
99.5	Agreement Between Noteholders, dated as of November 19, 2025, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial agent, and JPMorgan Chase Bank, National Association, as initial note B holder, relating to the Mall at Bay Plaza Whole Loan.
99.6	Co-Lender Agreement, dated as of November 20, 2025, by and between JPMorgan Chase Bank, National Association, as initial note A-1 holder and initial agent, and JPMorgan Chase Bank, National Association, as initial note A-2 holder, relating to the 205 East 42nd Street Whole Loan.
99.7	Agreement Between Note Holders, dated as of October 1, 2025, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial agent, and Wells Fargo Bank, National Association, as initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, relating to the Capital Storage Portfolio Whole Loan.
99.8	Co-Lender Agreement, dated as of October 9, 2025, by and among Wells Fargo Bank, National Association, as initial note A-1-1 holder, initial note A-2-1 holder, initial note A-3-1 holder, initial note B-1-1 holder and initial agent, JPMorgan Chase Bank, National Association, as initial note A-1-3 holder, initial note A-2-3 holder, initial note A-3-3 holder and initial note B-1-3 holder, and Goldman Sachs Bank USA, as initial note A-1-2 holder, initial note A-2-2 holder, initial note A-3-2 holder and initial note B-1-2 holder, relating to the International Plaza Whole Loan.
99.9	Agreement Between Note Holders, dated as of September 25, 2025, by and between Wells Fargo Bank, National Association, as initial note A-1 holder and initial agent, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the Hilton Daytona Beach Oceanfront Resort Whole Loan.
99.10	Co-Lender Agreement, dated as of October 23, 2025, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and initial agent, and Citi Real Estate Funding Inc., as initial note A-2 holder, relating to The Garden City Hotel Whole Loan.
99.11	Primary Servicing Agreement, dated as of December 1, 2025, by and between Trimont LLC, as master servicer, and Berkadia Commercial Mortgage LLC, as primary servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By: /s/ Jane Lam
Name: Jane Lam
Title: President

Dated: December 11, 2025

BANK5 2025-5YR19 – Form 8-K (Pricing)